EQUITY	12 Months Ended
Dec. 31, 2023
Equity [Abstract]
EQUITY

Note 11 - EQUITY:

In March 2024, the Company’s general meeting of shareholders approved a reverse split of shares on a conversion ratio of 11.4372. All numbers of shares and options, and warrants presented in these financial statements are after retrospective application of the reverse-split. For more information see Note 1.

Each holder of the Company’s ordinary shares, par value NIS 0.00286 per share, is entitled to one vote. The holders of ordinary shares are also entitled to receive dividends whenever funds are legally available and declared by the Company’s Board of Directors (the “Board”). Since inception, the Company has not declared any dividends.

In February 2021, the Company converted 467,571 preferred shares into 1,565,000 ordinary shares before the split as describe below (Following the reverse split in March 2024, as described above, the converted preferred shares would have differed from 18,881,400 ordinary shares to 1,650,875 ordinary shares).

In February 2021, the Company’s general meeting of shareholders approved the split of all classes in its issued and paid-up share capital into ordinary shares. Additionally, the general meeting approved a split of shares on a 40:1 ratio.

On February 18, 2021, the Company signed a binding memorandum with Arko shortly before obtaining permission to issue a complementary prospectus ahead of an initial public offering (IPO) of the Company on the Tel Aviv Stock Exchange (“TASE”), granting 6,230 warrants for the acquisition of ordinary shares of the Company, exercisable for a price per share at 120% of a the share price that would be determined at the IPO and for a period of five years. As of December 31, 2023, the warrants have yet to be exercised. Sales and marketing expenses for the year ended December 31, 2021 include an expense of $269 thousand.

In March 2021, the Company completed an IPO of its securities on the TASE and issued to the public 33,754 units, each composed of 8.74 ordinary shares, 6.56 Series 1 and 2.19 Series 2 options. Option series 1 will exercise period is within one year, with an exercise price of $29.7 (NIS 92.9). Option series 2 exercise period is within two years, with an exercise price of $44.6 (NIS 139.5). Gross issue proceeds were $8.4 million (NIS 27.4 million). Issuance costs were $0.6 million (NIS 1.9 million), recognized as a deduction from additional paid-in capital.

In March 2022, the Company completed a financing round through a private placement and a public offering. As part of the public offering, the Company issued 352,276 units, each composed of 8.74 ordinary shares and 5.68 Series 3 options. The options will vest over a period of 3 years, with an exercise price of $9.1 (NIS 32) for one year period and $11.4 (NIS 41.2) for additional two years period. In the private placement, the Company issued 42,735 units, each composed of 8.74 ordinary shares and 7.43 Series 3 options as well as 16,239 units, each composed of 8.74 ordinary shares and 5.68 Series 3 options. Gross issue proceeds were $29 million (NIS 96 million). Issuance costs amounted to USD 1.7 million (NIS 5.7 million), including NIS 0.5 million paid to an advisor through the allocation of shares and Series 3 options, were recognized as a deduction from additional paid-in capital.

ZOOZ POWER LTD.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (continued)